UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2023

DOVER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-4018	53-0257888
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3005 Highland Parkway
Downers Grove, Illinois	60515
(Address of Principal Executive Offices)	(Zip Code)

(630) 541-1540

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	DOV	New York Stock Exchange
1.250% Notes due 2026	DOV 26	New York Stock Exchange
0.750% Notes due 2027	DOV 27	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 5, 2023, Dover Corporation (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the shareholders:

(1) elected nine directors,

(2) ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2023,

(3) approved, on an advisory basis, the compensation of the Company’s named executive officers as described in the Compensation Discussion and Analysis and the accompanying tables in the proxy statement (“Say-on-Pay”) for the Annual Meeting, and

(4) approved, on an advisory basis, the frequency of future advisory votes on executive compensation of the Company’s named executive officers as described in the proxy statement (“Say-on-Frequency”) for the Annual Meeting. In light of the outcome of Say-on-Frequency vote, the Board adopted a resolution to hold a Say-on-Pay vote annually until the next required Say-on-Frequency vote.

The shareholders did not approve the shareholder proposal regarding approval of certain termination payments.

The voting results for each such proposal are reported below.

1. To elect nine directors:

Director	For	Against	Abstain	Broker Non-Vote
Deborah L. DeHaas	117,796,196	695,750	204,325	9,083,933
H. John Gilbertson, Jr.	117,629,924	861,024	205,323	9,083,933
Kristiane C. Graham	105,901,056	12,592,152	203,063	9,083,933
Michael F. Johnston	105,616,610	12,865,924	213,737	9,083,933
Michael Manley	117,844,486	651,267	200,518	9,083,933
Eric A. Spiegel	117,573,419	906,348	216,504	9,083,933
Richard J. Tobin	117,344,673	1,164,699	186,899	9,083,933
Stephen M. Todd	114,326,514	4,166,998	202,759	9,083,933
Keith E. Wandell	114,999,826	3,499,315	197,130	9,083,933

2. To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2023:

For	Against	Abstain	Broker Non-Vote
123,470,169	4,139,923	170,112	0

3. To approve, on an advisory basis, the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Vote
110,947,024	7,389,286	359,961	9,083,933

4. To approve, on an advisory basis, the frequency of holding an advisory vote on executive compensation:

One Year	Two Years	Three Years	Abstain	Broker Non-Vote
116,199,108	229,518	2,047,566	220,189	9,083,933

5. To consider a shareholder proposal regarding approval of certain termination payments:

For	Against	Abstain	Broker Non-Vote
9,283,612	109,014,811	397,848	9,083,933

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 10, 2023	DOVER CORPORATION
(Registrant)

	By:	/s/ Ivonne M. Cabrera
Ivonne M. Cabrera
Senior Vice President, General Counsel & Secretary